Share Capital - Schedule of Regulatory Capital and Ratios (Detail) - CAD ($) $ in Millions	Jan. 31, 2021	Oct. 31, 2020
Disclosure of Basel III captial disclosure [line items]
Common Equity Tier 1 (CET1) capital	$ 31,438	$ 30,876
Tier 1 capital	35,284	34,775
Total capital	40,355	40,969
Total risk-weighted assets (RWA)	$ 256,119	$ 254,871
CET1 ratio	12.30%	12.10%
Tier 1 capital ratio	13.80%	13.60%
Total capital ratio	15.80%	16.10%
Leverage ratio exposure	$ 756,688	$ 741,760
Leverage ratio	4.70%	4.70%